UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023 (January 14, 2023)

S&P Global Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	1-1023	13-1026995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street
New York, New York		10041
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 438-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 14, 2023, IHS Markit Ltd., a Bermuda exempted company limited by shares (“Seller”) and an indirect wholly-owned subsidiary of S&P Global Inc. (“SPGI”), entered into a Securities and Asset Purchase Agreement (the “Agreement”) with Allium Buyer LLC, a Delaware limited liability company (“Purchaser”) controlled by funds affiliated with Kohlberg Kravis Roberts & Co. L.P. (“KKR”), pursuant to which Seller has agreed to sell its global engineering solutions business (the “Business”) to Purchaser for $975,000,000 in cash, subject to customary purchase price adjustments, as specified in the Agreement (the “Transaction”). In connection with the Agreement, Seller will undertake an internal restructuring of the Business prior to the closing of the Transaction (the “Closing”), as specified in the Agreement (the “Pre-Closing Restructuring”).

In the Agreement, Seller and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the Transaction. Specifically, before the Closing, Seller is subject to certain restrictions with respect to the Business. The parties have agreed to customary indemnities for a transaction of this type. In addition, the Agreement contains covenants that require each of Seller and Purchaser to use its reasonable best efforts to take all actions necessary, proper or advisable to satisfy the conditions precedent to the Transaction and obtain all required regulatory approvals.

The consummation of the Transaction is subject to the satisfaction (or, to the extent permitted by law, waiver) of certain customary closing conditions, including (i) receipt of required regulatory approvals, (ii) completion of certain portions of the Pre-Closing Restructuring in specified jurisdictions pursuant to the Agreement, (iii) certain representations and warranties in the Agreement remaining true and correct, subject to agreed upon materiality standards, (iv) performance by the parties of pre-Closing covenants of the Agreement in all material respects and (v) the absence of any judgment or law prohibiting the consummation of the Transaction. There is no financing condition to the obligation of Purchaser to consummate the Transaction.

The Agreement also contains certain customary termination rights, including the right of either party to terminate the Agreement if the Closing has not occurred by July 14, 2023 (subject to extension in certain circumstances).

Seller and Purchaser have also agreed to enter into related transaction agreements at the Closing, including a transition services agreement.

The above description of the Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement.

Item 8.01.	Other Events

On January 17, 2023, SPGI and KKR issued a joint press release announcing Seller’s and Purchaser’s entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about future business and operating results, the industries and markets in which SPGI operate and beliefs of and assumptions made by SPGI’s management involve uncertainties that could significantly affect the financial or operating results of SPGI. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, ” “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed divesture of the global engineering solutions businesses, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (iii) the ability of SPGI to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (iv) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (v) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (vi) changes in debt and equity markets, including credit quality and spreads; (vii) changes in financial markets, capital, credit and commodities markets and interest rates; (viii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (x) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by SPGI from time to time, including those discussed under the heading “Risk Factors” in its respective most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SPGI’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, SPGI disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of S&P Global Inc. and KKR, dated as of January 17, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&P Global Inc.

Date: January 17, 2023	/s/ Alma Rosa Montanez
	By:	Alma Rosa Montanez
Chief Corporate Counsel & Assistant Corporate Secretary

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